Exhibit 99.1
November 4, 2015
BroadSoft Reports Third Quarter 2015 Financial Results
GAITHERSBURG, MD, November 4, 2015 - BroadSoft, Inc. (NASDAQ:BSFT), a leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended September 30, 2015.
Financial Highlights for the Third Quarter of 2015

•	Total revenue increased 26% year-over-year to $69.1 million

•	GAAP gross profit equaled 67% of total revenue; non-GAAP gross profit equaled 74% of total revenue

•	GAAP loss from operations totaled $(1.1) million or 2% of revenue; non-GAAP income from operations totaled $11.6 million or 17% of revenue

•	GAAP basic and diluted net loss per share equaled $(0.16) per common share; non-GAAP diluted earnings per share equaled $0.36 per common share
Results for the three months ended September 30, 2015
Total revenue rose to $69.1 million in the third quarter of 2015, an increase of 26% compared to $54.6 million in the third quarter of 2014.
Net loss for the third quarter of 2015 was $(4.8) million, or $(0.16) per basic and diluted common share, compared to net loss of $(2.3) million, or $(0.08) per basic and diluted common share in the third quarter of 2014.
On a non-GAAP basis, net income in the third quarter of 2015 was $10.9 million, or $0.36 per diluted common share, compared to non-GAAP net income of $10.1 million, or $0.34 per diluted common share, in the third quarter of 2014. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Results for the nine months ended September 30, 2015
Total revenue rose to $189.3 million for the first nine months of 2015, an increase of 25% compared to $151.0 million for the first nine months of 2014.
Net loss for the first nine months of 2015 was $(14.9) million, or $(0.51) per basic and diluted common share, compared to a net loss of $(8.1) million, or $(0.28) per basic and diluted common share for the first nine months of 2014.
On a non-GAAP basis, net income for the first nine months of 2015 was $27.9 million, or $0.92 per diluted common share, compared to non-GAAP net income of $21.1 million, or $0.71 per diluted common share, for the first nine months of 2014. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“Last week, we held our 13th annual BroadSoft Connections users conference.  This year’s event was both our biggest and best yet,” said Michael Tessler, president and chief executive officer, BroadSoft.  “Our theme this year was ‘Define the Future.’  We saw genuine excitement amongst our customer base and industry analysts in response to our vision of our Unified Communications product future.”
“We are very pleased with our third quarter results. We delivered over 25% year-over-year revenue and billings growth,” said Jim Tholen, chief financial officer, BroadSoft. “From a customer adoption perspective, we had our best ever hosted UC sell-through in the quarter and surpassed a milestone of 12 million active end-users.  We look forward to continuing this momentum as we close out the year.”
Guidance
For the fourth quarter of 2015, BroadSoft anticipates revenue of $78 to $84 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.58 to $0.74 per diluted common share.  For the full year 2015, BroadSoft now expects revenue in the range of $267 million to $273 million and non-GAAP EPS in the range of $1.50 to $1.66.

Conference Call
BroadSoft will discuss its third quarter 2015 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm . To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP cost of revenue, license software cost of revenue, subscription and maintenance cost of revenue and professional services and other cost of revenue. We define non-GAAP cost of revenue as a cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our cost of revenue over multiple periods.
Non-GAAP gross profit, license software gross profit, subscription and maintenance support gross profit and professional services and other gross profit. We define non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and investors can compare our sales margins over multiple periods.
Non-GAAP income from operations. We define non-GAAP operating income as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. We consider non-GAAP operating income to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare our core business operating results over multiple periods.
Non-GAAP operating expenses, sales and marketing expense, research and development expense and general and administrative expense. We define non-GAAP operating expenses as operating expense plus stock-based compensation expense allocated to sales and marketing, research and development and general and administrative expenses. Similarly, we define non-GAAP sales and marketing, research and development and general and administrative expenses as the relevant GAAP measure plus stock-based compensation expense allocated to the particular expense item.
Non-GAAP net income and net income per share. We define non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on our convertible senior notes, foreign currency transaction gains and losses, loss on repurchase of our convertible senior notes and non-cash tax expense included in the GAAP tax provision. We define non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses for the remainder of 2015, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company's ability to expand its BroadCloud offering geographically and increase the associated recurring service revenue; the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions, including mPortal Inc.; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2014 filed with the SEC on February 25, 2015, and in the Company’s other filings with the SEC. All information in this release is as of November 4, 2015. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com
Industry Analyst / Media Relations:
Brian Lustig
Bluetext PR for BroadSoft
+1-301-775-6203
brian@bluetext.com
BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	September 30, 2015	December 31, 2014
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$211,837	$101,543
Short-term investments	55,071	68,923
Accounts receivable, net of allowance for doubtful accounts of $85 and $286 at September 30, 2015 and December 31, 2014, respectively	102,005	81,794
Deferred tax assets, current	18,207	14,302
Other current assets	14,441	12,272
Total current assets	401,561	278,834
Long-term assets:
Property and equipment, net	18,191	14,363
Long-term investments	62,031	52,030
Intangible assets, net	20,199	15,568
Goodwill	69,705	65,303
Deferred tax assets	456	10,495
Other long-term assets	9,664	7,281
Total long-term assets	180,246	165,040
Total assets	$581,807	$443,874
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$29,041	$21,222
Deferred revenue, current portion	90,216	87,423
Total current liabilities	119,257	108,645
Convertible senior notes	185,155	95,628
Deferred revenue	19,462	14,033
Other long-term liabilities	12,635	5,319
Total liabilities	336,509	223,625
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at September 30, 2015 and December 31, 2014; no shares issued and outstanding at September 30, 2015 and December 31, 2014	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at September 30, 2015 and December 31, 2014; 28,791,838 and 28,943,336 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively.	288	290
Additional paid-in capital	347,535	279,642
Accumulated other comprehensive loss	(10,675)	(7,712)
Accumulated deficit	(91,850)	(51,971)
Total stockholders’ equity	245,298	220,249
Total liabilities and stockholders’ equity	$581,807	$443,874

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)
Revenue:
License software	$31,343	$25,679	$84,370	$68,470
Subscription and maintenance support	29,828	24,216	82,263	67,300
Professional services and other	7,926	4,734	22,619	15,261
Total revenue	69,097	54,629	189,252	151,031
Cost of revenue:
License software	2,527	2,488	8,169	7,139
Subscription and maintenance support	9,902	8,284	29,222	24,336
Professional services and other	10,164	4,239	22,210	11,454
Total cost of revenue	22,593	15,011	59,601	42,929
Gross profit	46,504	39,618	129,651	108,102
Operating expenses:
Sales and marketing	21,383	16,198	62,066	51,200
Research and development	15,249	11,654	46,184	37,206
General and administrative	10,944	8,551	31,623	25,233
Total operating expenses	47,576	36,403	139,873	113,639
Income (loss) from operations	(1,072)	3,215	(10,222)	(5,537)
Other expense:
Interest expense, net	2,525	1,812	6,045	5,380
Other, net	4,088	907	5,311	738
Total other expense, net	6,613	2,719	11,356	6,118
Income (loss) before income taxes	(7,685)	496	(21,578)	(11,655)
Provision for (benefit from) income taxes	(2,931)	2,788	(6,693)	(3,576)
Net loss	$(4,754)	$(2,292)	$(14,885)	$(8,079)
Net loss per common share:
Basic and diluted	$(0.16)	$(0.08)	$(0.51)	$(0.28)
Weighted average common shares outstanding:
Basic and diluted	29,322	28,722	29,182	28,587
Stock-based compensation expense included above:
Cost of revenue	$2,848	$719	$7,011	$2,761
Sales and marketing	3,493	2,164	12,297	8,143
Research and development	2,703	2,008	9,594	7,518
General and administrative	2,009	1,214	6,381	5,447

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
	(in thousands)
Cash provided by (used in):
Operating activities	$18,246	$31,600
Investing activities	(24,695)	(18,830)
Financing activities	117,927	1,476

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred revenue balance	$107,726	$80,792	$101,456	$77,662
End of period deferred revenue balance	109,678	82,848	109,678	82,848
Increase in deferred revenue	1,952	2,056	8,222	5,186
Revenue	69,097	54,629	189,252	151,031
Revenue plus net change in deferred revenue	$71,049	$56,685	197,474	156,217

BroadSoft, Inc.
LICENSE SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred license software revenue balance	$32,582	$22,365	$26,495	$20,149
End of period deferred license software revenue balance	32,282	24,179	32,282	24,179
Increase (decrease) in deferred license software revenue	(300)	1,814	5,787	4,030
License software revenue	31,343	25,679	84,370	68,470
License software revenue plus net change in deferred license software revenue	$31,043	$27,493	$90,157	$72,500

BroadSoft, Inc.
SUBSCRIPTION AND MAINTENANCE SUPPORT BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred subscription and maintenance support revenue balance	$53,951	$45,874	$52,764	$46,975
End of period deferred subscription and maintenance support revenue balance	49,598	42,978	49,598	42,978
Decrease in deferred subscription and maintenance support revenue	(4,353)	(2,896)	(3,166)	(3,997)
Subscription and maintenance support revenue	29,828	24,216	82,263	67,300
Subscription and maintenance support revenue plus net change in deferred subscription and maintenance support revenue	$25,475	$21,320	$79,097	$63,303

BroadSoft, Inc.
PROFESSIONAL SERVICES AND OTHER BILLINGS
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Beginning of period deferred professional services and other revenue balance	$21,193	$12,553	$22,197	$10,538
End of period deferred professional services and other revenue balance	27,798	15,691	27,798	15,691
Increase in deferred professional services and other revenue	6,605	3,138	5,601	5,153
Professional services and other revenue	7,926	4,734	22,619	15,261
Professional services and other revenue plus net change in deferred professional services and other revenue	$14,531	$7,872	$28,220	$20,414

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$2,527	$2,488	$8,169	$7,139
(percent of related revenue)	8%	10%	10%	10%
Less:
Stock-based compensation expense	317	114	956	528
Amortization of acquired intangible assets	430	223	1,297	675
Non-GAAP license cost of revenue	$1,780	$2,151	$5,916	$5,936
(percent of related revenue)	6%	8%	7%	9%

GAAP subscription and maintenance support cost of revenue	$9,902	$8,284	$29,222	$24,336
(percent of related revenue)	33%	34%	36%	36%
Less:
Stock-based compensation expense	725	469	2,595	1,679
Amortization of acquired intangible assets	1,010	1,132	3,122	3,479
Non-GAAP subscription and maintenance support cost of revenue	$8,167	$6,683	$23,505	$19,178
(percent of related revenue)	27%	28%	29%	28%

GAAP professional services and other cost of revenue	$10,164	$4,239	$22,210	$11,454
(percent of related revenue)	128%	90%	98%	75%
Less:
Stock-based compensation expense	1,806	136	3,460	554
Amortization of acquired intangible assets	$175	$—	$233	$—
Non-GAAP professional services and other cost of revenue	$8,183	$4,103	$18,517	$10,900
(percent of related revenue)	103%	87%	82%	71%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$46,504	$39,618	$129,651	$108,102
(percent of total revenue)	67%	73%	69%	72%
Plus:
Stock-based compensation expense	2,848	719	7,011	2,761
Amortization of acquired intangible assets	1,615	1,355	4,652	4,155
Non-GAAP gross profit	$50,967	$41,692	$141,314	$115,018
(percent of total revenue)	74%	76%	75%	76%

GAAP license gross profit	$28,816	$23,191	$76,201	$61,331
(percent of related revenue)	92%	90%	90%	90%
Plus:
Stock-based compensation expense	317	114	956	528
Amortization of acquired intangible assets	430	223	1,297	675
Non-GAAP license gross profit	$29,563	$23,528	$78,454	$62,534
(percent of related revenue)	94%	92%	93%	91%

GAAP subscription and maintenance support gross profit	$19,926	$15,932	$53,041	$42,964
(percent of related revenue)	67%	66%	64%	64%
Plus:
Stock-based compensation expense	725	469	2,595	1,679
Amortization of acquired intangible assets	1,010	1,132	3,122	3,480
Non-GAAP subscription and maintenance support gross profit	$21,661	$17,533	$58,758	$48,123
(percent of related revenue)	73%	72%	71%	72%

GAAP professional services and other gross profit	$(2,238)	$495	$409	$3,807
(percent of related revenue)	(28)%	10%	2%	25%
Plus:
Stock-based compensation expense	1,806	136	3,460	554
Amortization of acquired intangible assets	$175	$—	$233	$—
Non-GAAP professional services and other gross profit	$(257)	$631	$4,102	$4,361
(percent of related revenue)	(3)%	13%	18%	29%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Non-GAAP income from operations:
GAAP income (loss) from operations	$(1,072)	$3,215	$(10,222)	$(5,537)
(percent of total revenue)	(2)%	6%	(5)%	(4)%
Plus:
Stock-based compensation expense	11,053	6,105	35,283	23,869
Amortization of acquired intangible assets	1,615	1,355	4,652	4,155
Non-GAAP income from operations	$11,596	$10,675	$29,713	$22,487
(percent of total revenue)	17%	20%	16%	15%

GAAP operating expense	$47,576	$36,403	$139,873	$113,639
(percent of total revenue)	69%	67%	74%	75%
Less:
Stock-based compensation expense	8,205	5,386	28,272	21,108
Non-GAAP operating expense	$39,371	$31,017	$111,601	$92,531
(percent of total revenue)	57%	57%	59%	61%

GAAP sales and marketing expense	$21,383	$16,198	$62,066	$51,200
(percent of total revenue)	31%	30%	33%	34%
Less:
Stock-based compensation expense	3,493	2,164	12,297	8,143
Non-GAAP sales and marketing expense	$17,890	$14,034	$49,769	$43,057
(percent of total revenue)	26%	26%	26%	29%

GAAP research and development expense	$15,249	$11,654	$46,184	$37,206
(percent of total revenue)	22%	21%	24%	25%
Less:
Stock-based compensation expense	2,703	2,008	9,594	7,518
Non-GAAP research and development expense	$12,546	$9,646	$36,590	$29,688
(percent of total revenue)	18%	18%	19%	20%

GAAP general and administrative expense	$10,944	$8,551	$31,623	$25,233
(percent of total revenue)	16%	16%	17%	17%
Less:
Stock-based compensation expense	2,009	1,214	6,381	5,447
Non-GAAP general and administrative expense	$8,935	$7,337	$25,242	$19,786
(percent of total revenue)	13%	13%	13%	13%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net income (loss)	$(4,754)	$(2,292)	$(14,885)	$(8,079)
(percent of total revenue)	(7)%	(4)%	(8)%	(5)%
Adjusted for:
Stock-based compensation expense	11,053	6,105	35,283	23,869
Amortization of acquired intangible assets	1,615	1,355	4,652	4,155
Non-cash interest expense on our convertible senior notes	2,325	1,485	5,441	4,385
Foreign currency transaction losses (gains)	336	907	1,559	738
Loss on repurchase of convertible senior notes	3,752	—	3,752	—
Non-cash tax provision (benefit)	(3,387)	2,581	(7,857)	(4,006)
Non-GAAP net income	$10,940	$10,141	$27,945	$21,062
(percent of total revenue)	16%	19%	15%	14%

GAAP net income (loss) per basic common share	$(0.16)	$(0.08)	$(0.51)	$(0.28)
Adjusted for:
Stock-based compensation expense	0.38	0.21	1.21	0.83
Amortization of acquired intangible assets	0.06	0.05	0.16	0.15
Non-cash interest expense on our convertible senior notes	0.08	0.05	0.19	0.15
Foreign currency transaction losses (gains)	0.01	0.03	0.05	0.03
Loss on repurchase of convertible senior notes	0.13	—	0.13	—
Non-cash tax provision (benefit)	(0.12)	0.09	(0.27)	(0.14)
Non-GAAP net income per basic common share	$0.37	$0.35	$0.96	$0.74

GAAP net income (loss) per diluted common share	$(0.16)	$(0.08)	$(0.51)	$(0.28)
Adjusted for:
Stock-based compensation expense	0.36	0.20	1.16	0.80
Amortization of acquired intangible assets	0.05	0.05	0.15	0.14
Non-cash interest expense on our convertible senior notes	0.08	0.05	0.18	0.15
Foreign currency transaction losses (gains)	0.01	0.03	0.05	0.02
Loss on repurchase of convertible senior notes	0.12	—	0.12	—
Non-cash tax provision (benefit)	(0.11)	0.09	(0.26)	(0.13)
Non-GAAP net income per diluted common share	$0.36	$0.34	$0.92	$0.71

* For the three months ended September 30, 2015 and the nine months ended September 30, 2015 and 2014, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 30,538 thousand and 29,852 thousand for the three months ended September 30, 2015 and 2014 and 30,352 thousand and 29,865 thousand for the nine months ended September 30, 2015 and 2014, respectively.